Exhibit 10.1

WARRANT CANCELLATION AGREEMENT

This Warrant Cancellation Agreement (this “Agreement”), dated as of May 26, 2006 (the “Effective Date”), is executed and delivered to VERTICAL HEALTH SOLUTIONS, INC. a corporation organized under the laws of the State of Florida, (the “Company”), in connection with each of those certain warrants issued to Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) as set forth on Annex A hereto (the “Warrants”).

WHEREAS, the Company has informed Laurus that it wishes to cancel the Warrants (the “Cancellation”); and

WHEREAS, in exchange for the Cancellation, the Company has agreed to issue to Laurus 200,000 fully paid and nonassessable restricted shares of the common stock of the Company, with a par value of $0.001 (the “Common Stock”)(the “Closing Shares”); and

WHEREAS, in connection with the issuance to Laurus of the Closing Shares, the Company has agreed to grant to Laurus piggy-back registration rights in respect of such Closing Shares.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Warrant Cancellation. The Company and Laurus hereby agree that i) the Company shall deliver the Closing Shares to Laurus within three business days of the date hereof; and ii) upon receipt by Laurus of the Closing Shares, the Warrants shall be deemed to be cancelled and Laurus will promptly surrender to the Company the Warrants, as originally executed by the Company, marked cancelled (or such other indicia of cancellation reasonably satisfactory to the Company).

2. Company Representations, Warranties and Covenants.

(a)

The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the Company has timely filed (or has otherwise cured all late filings to the satisfaction of the Securities and Exchange Commission (the “SEC”)) all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act; other than in respect of i) its annual report on Form 10-KSB for the Company’s fiscal year ended December 31, 2005; ii) its quarterly report on Form 10-QSB for the Company’s fiscal quarter ended March 31, 2006, and iii) prior periodic reports filed by the Company with the SEC which the SEC requires the Company to amend as a result of the Company’s restatement of its financial statements as set forth in the Company’s annual report on Form 10-KSB for the Company’s fiscal year ended December 31, 2005.

(b)	The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Closing Shares at such time as such Closing Shares are registered for public sale or an exemption from registration is available, except as required by federal or state securities laws.

(c) The Company agrees that upon issuance, the Closing Shares shall bear a legend which shall be in substantially the following form until such shares are covered by and sold under an effective registration statement filed with the SEC:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VERTICAL HEALTH SOLUTIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

3. Piggy Back Registration Rights. The Company hereby agrees that if at any time after the date hereof there is not an effective registration statement covering all of the Closing Shares and the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended, and any successor statute (the “Securities Act”), of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to Laurus written notice of such determination and, if unless within fifteen (15) days after receipt of such notice Laurus shall elect otherwise in writing, the Company shall include in such registration statement all such Closing Shares not otherwise subject to an effective registration statement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

4. Maintenance of Registration Statement; Opinion of Counsel.

(a) From and after the date upon which each registration statement covering any Closing Shares is declared effective by the SEC, the Company agrees to use its reasonable commercial efforts to keep each such registration statement covering such Closing Shares continuously effective under the Securities Act until the date which is the earlier date of when (i) all Closing Shares covered by such registration statement have been sold or (ii) all Closing Shares covered by such registration statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and Laurus.

(b)	The Company agrees that within three (3) business days of the effectiveness date of each registration statement covering any Closing Shares, the Company shall cause its counsel to issue a blanket opinion in the form attached hereto as Exhibit A, to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by Laurus and confirmation by Laurus that it has complied with the prospectus delivery requirements and applicable law, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 4(b) shall be delivered to Laurus within the time frame set forth above.

5. Indemnification.

(a) In the event of a registration of any Closing Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Laurus, and its officers, directors and each other person, if any, who controls Laurus within the meaning of the Securities Act (collectively the “Laurus Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Closing Shares were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Laurus Indemnified Parties for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Laurus Indemnified Parties in writing specifically for use in any such document.

(b)	In the event of a registration of the Closing Shares under the Securities Act pursuant to this Agreement, Laurus will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act (collectively the “Company Indemnified Parties”), against all losses, claims, damages or liabilities, joint or several, to which the Company Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by a Laurus Indemnified Party to the Company expressly for use in (and such information is contained in) the registration statement under which such Closing Shares were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company Indemnified Parties for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the provisions of this paragraph 5, Laurus shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by Laurus in respect of Closing Shares in connection with any such registration under the Securities Act.

6. Registration Expenses. All expenses relating to the Company’s compliance with paragraph 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, are called “Registration Expenses”. All selling commissions applicable to the sale of Closing Shares, including any fees and disbursements of any special counsel to Laurus, are called “Selling Expenses.” The Company shall only be responsible for all Registration Expenses, and shall not be responsible for any Selling Expenses or other expenses that are not Registration Expenses.

7. Remedies. In the event of a breach by the Company or by Laurus, of any of their respective obligations under this Agreement, Laurus or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

8. Miscellaneous. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. This Agreement shall be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed as of the date first above written.

VERTICAL HEALTH SOLUTIONS, INC.

By:
Name:
Title:

LAURUS MASTER FUND, LTD.

By:
Name:	David Grin
Title:	Director